Exhibit 10.5(f)

EXECUTION VERSION

AMENDMENT NO. 2 TO

INTERCREDITOR AGREEMENT

THIS AMENDMENT NO. 2 TO INTERCREDITOR AGREEMENT (this “Amendment”), dated as of October 29, 2008, is made by and among the institutional investors listed under the caption “Noteholders” on the signature pages hereto (collectively, together with the other holders from time to time of the hereinafter described NPA Notes and their successors and assigns, the “Noteholders”); Capital One, National Association, Union Bank of California, N.A., BNP Paribas, Compass Bank and Fortis Capital Corp. (collectively, together with the other lenders from time to time party to the hereinafter described Bank Loan Agreement and their successors and assigns, the “Banks”); Capital One, National Association, as agent for the Banks (in such capacity, the “Bank Agent”), and The Bank of New York Trust Company, N.A., as collateral agent for the Noteholders (together with its successors and assigns in such capacity, the “Noteholder Collateral Agent”).

RECITALS

A. The Noteholders, the Banks, the Bank Agent and the Noteholder Collateral Agent are parties to an Intercreditor Agreement dated as of July 31, 2007, as amended by Amendment No. 1 to Intercreditor Agreement dated as of June 12, 2008 (as so amended, the “Agreement”).

B. The parties hereto have agreed to amend the Agreement as described herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Existing Defined Term. Effective as of the date hereof, the defined term “Senior Indebtedness” in Article I of the Intercreditor Agreement is hereby amended by (a) deleting each reference to “$185,000,000” occurring therein and (b) substituting “$200,000,000” in lieu of each occurrence thereof.

Section 2. Miscellaneous.

(i) Except as expressly amended by this Amendment, the Agreement shall remain in full force and effect. This Amendment shall be binding upon and inure to the benefit of the Noteholders, the Banks, the Collateral Agent, any other parties to the Agreement from time to time, and their respective successors and permitted assigns.

(ii) THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK.

(iii) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same document. Delivery of this Amendment may be made by telecopy or electronic transmission of a duly executed counterpart copy hereof; provided that any such delivery by electronic transmission shall be effective only if transmitted in .pdf format, .tif format or other format in which the text is not readily modifiable by any recipient thereof.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers hereunto duly authorized as of the date first above set forth.

NOTEHOLDER COLLATERAL AGENT:

THE BANK OF NEW YORK TRUST COMPANY, N.A.

By:	/s/ Geraldine Creswell
Name:	Geraldine Creswell
Title:	Assistant Treasurer

Address:

10161 Centurion Parkway
2nd Floor
Jacksonville, FL 32256
Fax No: (904) 645-1921
Attn: Corporate Trust
Ms. Geraldine Creswell
Assistant Treasurer

BANK AGENT:

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Eric Broussard
Name:	Eric Broussard
Title:	Senior Vice President

BANKS:

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Eric Broussard
Name:	Eric Broussard
Title:	Senior Vice President

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ Jarrod Bourgeois
Name:	Jarrod Bourgeois
Title:	Vice President

Signature Page to Amendment No. 2 to Intercreditor Agreement

BNP PARIBAS

By:	/s/ Edward Pak	/s/Courtney Kubesch
Name:	Edward Pak	Courtney Kubesch
Title:	Vice President	Vice President

COMPASS BANK

By:	/s/Kathleen J. Bowen
Name:	Kathleen J. Bowen
Title:	Senior Vice President

FORTIS CAPITAL CORP.

By:	/s/ David Montgomery
Name:	David Montgomery
Title:	Director

By:	/s/ Ilene Fowler
Name:	Ilene Fowler
Title:	Director

Signature Page to Amendment No. 2 to Intercreditor Agreement

NOTEHOLDERS:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ Brian Thomas
Vice President

Address:

c/o Prudential Capital Group
2200 Ross Avenue, Suite 4200E
Dallas, Texas 75201
Fax No: (214) 720-6299
Attn: Managing Director

Signature Page to Amendment No. 2 to Intercreditor Agreement

CONSENTED AND AGREED TO AS OF THE DATE FIRST ABOVE WRITTEN:

GMX RESOURCE INC.

By:	/s/ James A. Merrill
James A. Merrill
Chief Financial Officer and Treasurer

Address:

9400 N. Broadway, Suite 600
Oklahoma City, Oklahoma 73114

ENDEAVOR PIPELINE INC.

By:	/s/ Keith Leffel
Keith Leffel
President

Address:

9400 N. Broadway, Suite 600
Oklahoma City, Oklahoma 73114

DIAMOND BLUE DRILLING CO.

By:	/s/ Richard Q. Hart
Richard Q. Hart
President

Address:

9400 N. Broadway, Suite 600
Oklahoma City, Oklahoma 73114

Signature Page to Amendment No. 2 to Intercreditor Agreement